Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
November 11, 2009
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Vanguard Ocean Titan Ocean Spartan	Three-year term extension 90-day extension one well

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date
Domestic Deepwater Semisubmersibles (8)
Ocean Star (Note 1)	5,500’	GOM/Brazil	Prep, mobe & acceptance test	DODI		0	late Oct. 2009	early Feb. 2010
		Brazil	Future Contract	OGX	one year + unpriced option	low 340’s	early Feb. 2010	early Feb. 2011
Ocean America	5,500’	GOM	Current Contract	Mariner	6-month term	low 550’s	mid May 2009	late Jan. 2010
		GOM/Aust.	Prep and mobe	DODI			late Jan. 2010	mid May 2010
		Australia	Future Contract [swap from Bounty]	Woodside	two-year term	mid 420’s	mid May 2010	mid May 2012
Ocean Victory (Note 2)	6,000’	GOM	Current Contract	Deep Gulf	one well	low 150’s	mid Oct. 2009	mid Nov. 2009
			Contract Continuation	ATP	remaining three of six wells	low 560’s	mid Nov. 2009	mid March 2010
			Actively Marketing	DODI	Gap in contract	0	mid March 2010	Q4 2011
			Contract Continuation	ATP	remaining days of one-year term	low 540’s	Q4 2011	to be determined
Ocean Baroness	7,000’	GOM	Current Contract	Hess	term extension +unpriced option	mid 360’s	late Nov. 2007	mid April 2010
Ocean Endeavor	10,000’	GOM	Current Contract	Devon	four-year term + unpriced option	mid 290’s	early July 2007	late June 2011
Ocean Monarch	10,000’	GOM	Current Contract	Anadarko	four-year term + unpriced option	low 440’s	mid Sept. 2009	mid March 2013
Ocean Confidence	10,000’	GOM	Current Contract	Murphy	four-year term + unpriced option	low 510’s	late Feb. 2008	late March 2012
Ocean Courage	10,000’	GOM	Current Contract	Petrobras	five-year term (includes 50% of pot. 8% bonus)	low 410’s	mid Feb. 2010	mid Feb. 2015

Note 1.	Star/Quest — In connection with OGX’s entry into a one-year contract for the Ocean Star in the low $340’s, the dayrate for OGX’s two-year contract for the Ocean Quest is to be reduced from the low $420’s to the low $340’s in early Feb. 2010 until the completion of the contract for the Ocean Star in early Feb. 2011 ($420 rate resumes for Quest at that time).

Note 2.	Victory — For a minimum of the first 240 days of the initial one-year contract period, Contract Drilling Revenue is to be recognized under normal GAAP accrual accounting at $540,000 per day, and additional contract dayrate of $20,000 is to be recognized as interest income over applicable periods reflecting deferred payment plan. The contract calls for $75,000 per day of the $560,000 contract dayrate to be paid on a current basis and the remaining $485,000 per day to be paid pursuant to an overriding royalty interest structure, as discussed in the Company’s Form 8-K that was filed on June 3, 2009. Remaining days under the initial one-year contract period will be deferred until approximately the fourth quarter of 2011, when the contract provides that the rig will be utilized by the operator at a dayrate of $540,000 payable in cash.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
November 11, 2009

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date
Domestic 2nd Generation Semisubmersible (1)
Ocean Saratoga	2,200’	GOM	Current Contract	Taylor	410-day term	200- 210	early June 2009	mid July 2010
		GOM	Future Contract	Taylor	one-year extension	200- 210	mid July 2010	late June 2011
Domestic Jack-ups (5)
Ocean Crusader	200’ MC	GOM	Stacked	DODI
Ocean Drake	200’ MC	GOM	Stacked	DODI
Ocean Champion	250’ MS	GOM	Stacked	DODI
Ocean Spartan	300’ IC	GOM	Current Contract	Nippon	2nd one-well ext.	mid 40’s	late Oct. 2009	early Dec. 2009
		GOM	Future Contract	Samson	one well + unpriced option	low 50’s	early Dec. 2009	late Dec. 2009
Ocean Titan	350’ IC	GOM	Current Contract	Ankor Energy	three wells + option	mid-40’s	early Aug. 2009	early Dec. 2009
		GOM	Future Contract	Ankor Energy	90-day extension + unpriced option	mid 50’s	early Dec. 2009	early March 2009
Ocean Tower	350’ IC	GOM	SOLD

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
November 11, 2009

	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date
International Semisubmersibles (23)
MEXICO
Ocean New Era	1,500’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 260’s	late Oct. 2007	mid Feb. 2010
Ocean Voyager	3,200’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 330’s	early Nov. 2007	late Feb. 2010
NORTH SEA/MEDITERRANEAN
Ocean Nomad	1,200’	North Sea	Actively Marketing [contract swapped to Princess as planned]	DODI
Ocean Guardian	1,500’	North Sea	Survey/prep/mobe for Desire	DODI			mid Oct. 2009	early Feb. 2010
		Falkland Is.	Future Contract	AGR/Desire	minimum four wells	mid 240’s	early Feb. 2010	mid June 2010
Ocean Princess	1,500’	North Sea	Current Contract	Talisman	two-year term extension	upper 330’s	late Dec. 2008	mid April 2010
		North Sea	Future Contract [swap from Nomad]	Talisman	remainder Nomad contract	upper 330’s	mid April 2010	mid March 2011
		North Sea	Future Contract	Talisman	120-day additional term	mid 270’s	mid March 2011	late July 2011
Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	2-year term ext. + unpriced option	mid 400’s	late April 2008	mid April 2010
		North Sea	Special Survey	DODI			mid April 2010	mid June 2010
		North Sea	Future Contract	Statoil	three-year term + unpriced option	high 340’s	mid June 2010	mid June 2013
Ocean Valiant (Note 3)	5,500’	Angola	Current Contract	Total	two-year term	low 620’s	late Sept. 2009	late Sept. 2011
AUSTRALASIA
Ocean Bounty	1,500’	Malaysia	Stacked	DODI
Ocean Patriot	1,500’	Australia	Current Contract	Apache	two-year term + unpriced option	between 380-420	late Jan. 2009	late Jan. 2011
Ocean Epoch	3,000’	Australia	Current Contract	BHPB	550-day term + unpriced options	low 350’s	late Feb. 2009	late Aug. 2010
Ocean General	3,000’	Vietnam	Current Contract	PVEP	Approx. two-year term + unpriced options	high 250’s	mid Oct. 2008	late Aug. 2010
Ocean Rover	8,000’	Malaysia	Current Contract	Murphy	two-year term extension	low 450’s	late Feb. 2009	late Feb. 2011
Ocean Valor	7,500’	Singapore	Commissioning/Marketing	DODI			early Oct. 2009	late Jan. 2010
Note 3. Valiant — Dayrate subject to certain potential adjustments that are not expected to be material.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
November 11, 2009

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date
BRAZIL
Ocean Ambassador	1,100’	Brazil	Current Contract	OGX	3-year term + unpriced option	low 260’s	mid Sept. 2009	mid Sept. 2012
Ocean Whittington	1,500’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 240’s	late Jan. 2009	late Aug. 2012
Ocean Concord	2,200’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	upper 240’s	early Jan. 2008	early Jan. 2013
Ocean Yorktown	2,200’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 250’s	mid Aug. 2008	mid Aug. 2013
Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 250’s	early Oct. 2009	early Oct. 2014
Ocean Quest (Note 4.)	4,000’	Brazil	Current Contract	ENI Brasil	assignment from Noble	mid 380’s	mid May 2009	late Dec. 2009
		Brazil	Future Contract	OGX	2-year term + unpriced option	low 340’s	late Dec. 2009	late Dec. 2011
Ocean Winner	4,000’	Brazil	Current Contract	Petrobras	4-year term (includes 50% of pot. 5% bonus)	mid 110’s	mid March 2006	mid March 2010
		Brazil	Future Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 280’s	mid March 2010	mid June 2015
Ocean Worker	4,000’	Brazil	Current Contract	Petrobras	6-year term (includes 50% of pot.10% bonus)	mid 280’s	late Feb. 2009	late Feb. 2015
Ocean Alliance	5,000’	Brazil	Current Contract	Petrobras	4-year term (includes 50% of pot.20% bonus)	low 170’s	early Jan. 2009	late June 2010
		Brazil	Future Contract	Petrobras	6-year term (includes 50% of pot.15% bonus)	mid 360’s	late June 2010	late June 2016
Ocean Lexington	2,200’	Spain/Brazil	Prep, mobe & accept. test for OGX	DODI			early Sept. 2009	early Feb. 2010
		Brazil	Future Contract	OGX	3-year term + unpriced option	mid 330’s	early Feb. 2010	early Feb. 2013
Drillships (1)
Ocean Clipper	7,500’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.5% bonus)	mid 180’s	mid Dec. 2005	mid Dec. 2010
Note 4. Star/Quest — In connection with OGX’s entry into a one-year contract for the Ocean Star in the low $340’s, the dayrate for OGX’s two-year contract for the Ocean Quest is to be reduced from the low $420’s to the low $340’s in early Feb. 2010 until the completion of the contract for the Ocean Star in early Feb. 2011 ($420 rate resumes for Quest at that time).

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
November& 11, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Jack-ups (9)
Ocean Columbia	250’ IC	GOM	Mobe to GOM/Steel Renewals	DODI		0	mid Nov. 2009	late Dec. 2009
Ocean Nugget	300’ IC	Mexico	Current Contract	Pemex	849 day term	mid 130’s	early April 2009	early Dec. 2009
		Mexico	Intermediate Survey	DODI		0	early Dec. 2009	late Dec. 2009
		Mexico	Current Contract	Pemex	resume 849 day term	mid 130’s	late Dec. 2009	late July 2011
Ocean Summit	300’ IC	Mexico	Current Contract	Pemex	476 day term	mid 130’s	late July 2009	mid Nov. 2010
Ocean King	300’ IC	Croatia	Current Contract	CROSCO	two-year bareboat charter	upper 100’s	mid Nov. 2007	mid Nov. 2009
		Croatia	Future Contract	CROSCO	219-day bare-boat charter + option	low 50’s	mid Nov. 2009	late June 2010
Ocean Sovereign	300’ IC	Indonesia	Current Contract	Kodeco	resume 15-month term + unpriced option	mid 140’s	early March 2009	mid April 2010
Ocean Heritage	300’ IC	Gulf of Suez	Current Contract	SUCO	six-month term + six-month option	mid 60’s	late July 2009	early Jan. 2010
Ocean Spur	300’ IC	Egypt	Current Contract	WEPCO	one-year term + option	mid 80’s	late Aug. 2009	late Aug. 2010
Ocean Shield	350’ IC	Australia	Current Contract	ENI	term	mid 260’s	early Jan. 2009	early Jan. 2010
Ocean Scepter	350’ IC	Uruguay	Actively Marketing	DODI

NOTES:	Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico.
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
November& 11, 2009
EXPECTED 2009 DOWNTIME LONGER THAN 14 DAYS* (Subject to Change)
# Days

Rig	(Total ’09 thru Q3= 1,028)	Oct. Actual	Est. Q4 Total	Comments
Shipyard — 5-Year Surveys & Maintenance
Guardian		31	92	5-year survey, maintenance & mobe
Total 5-year Surveys			92

Contract Preparation
Lexington		31	92	Contract prep, mobe, acceptance test for Brazil
Total Contract Prep			92

Other Downtime
Columbia			30	Mobe to GOM & steel renewals
Nugget			21	UWILD
Total Other			51
Total		62	235
Unanticipated Downtime Beyond Original Forecast

*	Does Not Include Warm or Cold Stacked Rigs (see body of report for stacked units)
2010 Estimated Downtime = 644 days
5-year Surveys: Spartan (40); New Era (50); Vanguard (65); Winner (92); Spur (35).
Intermediate Surveys: Clipper (40), Columbia (10); Nomad (40).
Other: Confidence (7); Lexington (35); Alliance (90); America (109); Guardian (31).
IMPORTANT FOOTNOTES, PLEASE READ:
Survey Costs: When rigs are undergoing surveys, normal opex applies, plus additional costs. Addl. costs for 2009 for five new 5-year surveys are expected to be approximately: $5-6 million each for Titan, Yatzy, Concord, Champion and $24 million for America.
Mobe Costs: In addition, we expect to incur approximately $32 million of amortized mobe costs during 2009 ($8 million per quarter). NOTE: Amortized mobe costs are offset by amortized mobe revenues.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
November 11, 2009
Average Per-Day Rig Operating Costs (in $000’s):*

Jack-Ups
GOM	mid 40’s
Mexico	mid 40’s
Mideast	mid 50’s
Indonesia	low 50’s
New-build Australia	mid-80’s
New-build Argentina	upper 70’s
Bareboat Charter	low 10’s

Semisubmersibles**
GOM 2nd gen.	mid 50’s
GOM 4th gen.	low 80’s
GOM 4th gen. Victory-class upgrades	upper 60’s
GOM 5th gen. Victory-class upgrades	low 90’s
Mexico mid-water	mid 60’s
Brazil mid-water	upper 70’s
Vietnam mid-water	upper 60’s
Malaysia 5th gen. Victory-class upgrade	upper 90’s
Australia/New Zealand mid-water	low 90’s
UK mid-water	mid 70’s
Norway mid-water	mid 130’s
Egypt mid-water	upper 70’s
West Africa 4th gen.	upper 140’s

Semisubmersible DP
GOM 5th gen. upgrade DP	upper 110’s
GOM 6th gen. DP	low 120’s
Brazil mid-water DP	low 90’s

Drillship
Brazil deepwater DP	mid 110’s

Other Per-Day Expense
Spare equipment repair, other	low 30’s

*	Daily operating costs tend to run slightly lower early in the year and slightly higher toward end of year

**	All floaters conventionally moored unless otherwise noted.
Cost/Revenue Footnote: Contract Drilling Expenses applies to contract drilling expenses ONLY and does not include Reimbursable Expenses

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
November 11, 2009
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” should, “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and the revised Ocean Victory contract. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.